                          MONTHLY NOTEHOLDERS STATEMENT

                           M&I AUTO LOAN TRUST 2001-1

                        Class A1 3.51% Asset Backed Notes
                        Class A2 3.89% Asset Backed Notes
                        Class A3 4.49% Asset Backed Notes
                        Class A4 4.97% Asset Backed Notes
                        Class B 5.88% Asset Backed Notes

DISTRIBUTION DATE:  May 20, 2002
MONTHLY PERIOD:     April, 2002

Under the Sales and Servicing Agreement dated as of August 30, 2001 among Marshall & Ilsley Bank as servicer and Marshall & Ilsley Auto Receivables LLC, as seller, Marshall & Ilsley Auto Trust 2001-1 as issuer and the Bank One, National Association as indenture trustee, the Servicer is required to prepare certain information each month regarding current distributions to Noteholders and the performance of the Trust during the previous month. The information that is required to be prepared with respect to the Distribution Date and Monthly Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Note, and certain other information is presented upon the aggregate amounts for the Trust as a whole.

A. Information Regarding the Current Monthly Distribution

1. Notes

          (A) The aggregate amount of the distribution with respect to:

                                             Class A-1 Notes                   -
                                             Class A-2 Notes       12,448,954.46
                                             Class A-3 Notes          419,066.67
                                             Class A-4 Notes          217,810.25
                                               Class B Notes           51,009.00

          (B) The amount of the distribution set forth in paragraph A.1 (A) above in respect of interest on:

                                             Class A-1 Notes                   -
                                             Class A-2 Notes          236,404.90
                                             Class A-3 Notes          419,066.67
                                             Class A-4 Notes          217,810.25
                                               Class B Notes           51,009.00

          (C) The amount of the distribution set forth in paragraph A.1 (A) above in respect of principal on:

                                             Class A-1 Notes                   -
                                             Class A-2 Notes       12,212,549.56
                                             Class A-3 Notes                   -
                                             Class A-4 Notes                   -
                                               Class B Notes                   -

                          MONTHLY NOTEHOLDERS STATEMENT

                           M&I AUTO LOAN TRUST 2001-1

                        Class A1 3.51% Asset Backed Notes
                        Class A2 3.89% Asset Backed Notes
                        Class A3 4.49% Asset Backed Notes
                        Class A4 4.97% Asset Backed Notes
                        Class B 5.88% Asset Backed Notes

DISTRIBUTION DATE: May 20, 2002
MONTHLY PERIOD:    April, 2002

          (D) The amount of the distribution set forth in paragraph A.1 (A) above per $1,000 interest in:

                                           Class A-1 Notes                     -
                                           Class A-2 Notes          138.32171622
                                           Class A-3 Notes            3.74166670
                                           Class A-4 Notes            4.14166667
                                             Class B Notes            4.90000000

          (E) The amount of the distribution set forth in paragraph A.1 (B) above per $1,000 interest in:

                                           Class A-1 Notes                     -
                                           Class A-2 Notes            2.62672111
                                           Class A-3 Notes            3.74166670
                                           Class A-4 Notes            4.14166667
                                             Class B Notes            4.90000000

          (F) The amount of the distribution set forth in paragraph A.1 (C) above per $1,000 interest in:

                                           Class A-1 Notes                     -
                                           Class A-2 Notes          135.69499511
                                           Class A-3 Notes                     -
                                           Class A-4 Notes                     -
                                             Class B Notes                     -

B. INFORMATION REGARDING THE PERFORMANCE OF THE TRUST

1. Pool Balance and Note Principal Balance

          (A)  The Pool Balance at the close of business on
               the last day of the Monthly Period:
                                                                  235,714,411.15

                          MONTHLY NOTEHOLDERS STATEMENT

                           M&I AUTO LOAN TRUST 2001-1

                        Class A1 3.51% Asset Backed Notes
                        Class A2 3.89% Asset Backed Notes
                        Class A3 4.49% Asset Backed Notes
                        Class A4 4.97% Asset Backed Notes
                        Class B 5.88% Asset Backed Notes

DISTRIBUTION DATE:    May 20, 2002
MONTHLY PERIOD:       April, 2002

           (B) The aggregate outstanding principal amount of each Class of Notes after giving effect to payments allocated to principal as set forth in paragraph A.1 (C) above with respect to:

                                                         Class A-1 Notes                                -
                                                         Class A-2 Notes                    60,714,411.15
                                                         Class A-3 Notes                   112,000,000.00
                                                         Class A-4 Notes                    52,590,000.00
                                                          Class B Notes                     10,410,000.00

           (C) The Note Pool Factor for each Class of Notes after giving affect to the payments set forth in paragraph A.1 (C) above with respect to:

                                                         Class A-1 Notes                                -
                                                         Class A-2 Notes                       0.67460457
                                                         Class A-3 Notes                       1.00000000
                                                         Class A-4 Notes                       1.00000000
                                                          Class B Notes                        1.00000000

           (D)        The amount of aggregate Realized Losses for the preceding
                      Monthly Period:

                                                                                               127,088.20

           (E) The aggregate Purchase Amount for all Receivables that were repurchased in the Monthly Period:

                                                                                                        -

2. Servicing Fee

                      The aggregate amount of the Servicing Fee paid to the Servicer with respect to the preceding Monthly Period

                                                                                               103,302.90

3. Payment Shortfalls

           (A)        The amount of the Noteholders' Interest Carryover
                      Shortfall after giving effect to the payments set forth in paragraph A.1 (B) above with respect to:

                                                         Class A-1 Notes                                -
                                                         Class A-2 Notes                                -
                                                         Class A-3 Notes                                -
                                                         Class A-4 Notes                                -
                                                          Class B Notes                                 -

                          MONTHLY NOTEHOLDERS STATEMENT

                           M&I AUTO LOAN TRUST 2001-1

                        Class A1 3.51% Asset Backed Notes
                        Class A2 3.89% Asset Backed Notes
                        Class A3 4.49% Asset Backed Notes
                        Class A4 4.97% Asset Backed Notes
                        Class B 5.88% Asset Backed Notes

DISTRIBUTION DATE:    May 20, 2002
MONTHLY PERIOD:       April, 2002

          (B)         The amount of the Noteholders' Interest Carryover
                      Shortfall set forth in paragraph 3(A) above per $1,000 interest with respect to:

                                                    Class A-1 Notes                                  -
                                                    Class A-2 Notes                                  -
                                                    Class A-3 Notes                                  -
                                                    Class A-4 Notes                                  -
                                                      Class B Notes                                  -

4

          (A) The aggregate amount of collections by the Servicer during the preceding Monthly Period:

                                                                                         14,493,761.26

          (B)         The aggregate amount which was received by the Trust from
                      the Servicer during the Monthly Period:
                                                                                         14,390,458.36

          (C)         The number of Receivables that are delinquent for:
                                                         30-59 days                                 51
                                                         60-89 days                                 23
                                                    90 or more days                                 18
                                     Repossessed Autos in Inventory                                 14

M&I Auto Loan Trust 2001-1                                                Page 1
Monthly Servicing Report

Distribution Date                      May 20, 2002                                        Closing Date:             August 30, 2001
Collection Period Begin Date:         April 1, 2002                          Previous Distribution Date:              April 22, 2002
Collection Period End Date:          April 30, 2002                 Previous Collection Period End Date:              March 31, 2002


------------------------------------------------------------------------------------------------------------------------------------
A. Initial Bond Characteristics            Cutoff Balance       Coupon        Accrual              Legal Final           CUSIP
                                                                              Calendar              Maturity
------------------------------------------------------------------------------------------------------------------------------------
I.     Class A-1 Notes                    $ 82,000,000.00       3.510%        Actual/360         August 20, 2002       55255PAA8
ii     Class A-2 Notes                    $ 90,000,000.00       3.890%          30/360         November 20, 2004       55255PAB6
iii    Class A-3 Notes                    $112,000,000.00       4.490%          30/360            April 20, 2006       55255PAC4
iv     Class A-4 Notes                    $ 52,590,000.00       4.970%          30/360            March 20, 2007       55255PAD2
v      Class B Notes                      $ 10,410,000.00       5.880%          30/360             June 20, 2008       55255PAEO
---------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
B. Bond Balances                        Balance as of                 % of Original Balance      Unpaid Interest    Unpaid Interest
                                    4/22/2002     5/20/2002          4/22/2002     5/20/2002       4/22/2002           5/20/2002
------------------------------------------------------------------------------------------------------------------------------------
I.     Class A-1 Notes          $          0.00   $          0.00        0.00%          0.00%                  -                 -
ii     Class A-2 Notes          $ 72,926,960.71   $ 60,714,411.15       81.03%         67.46%                  -                 -
iii    Class A-3 Notes          $112,000,000.00   $112,000,000.00      100.00%        100.00%                  -                 -
iv     Class A-4 Notes          $ 52,590,000.00   $ 52,590,000.00      100.00%        100.00%                  -                 -
v      Class B Notes            $ 10,410,000.00   $ 10,410,000.00      100.00%        100.00%                  -                 -
------------------------------------------------------------------------------------------------------------------------------------

M&I Auto Loan Trust 2001-1                                                Page 2
Monthly Servicing Report

Distribution Date                          May 20, 2002                             Closing Date:      August 30, 2001
Collection Period Begin Date:             April 1, 2002               Previous Distribution Date:       April 22, 2002
Collection Period End Date:              April 30, 2002      Previous Collection Period End Date:       March 31, 2002



-------------------------------------------------------------------------------------------------
C. Reserve Account

-------------------------------------------------------------------------------------------------
I.     Initial Reserve Deposit                             $1,735,000.00
ii     Beginning of Period Reserve Balance                 $2,602,500.00
iii    Specified Reserve Account Percent                            1.00% of Current Pool Balance
iv     Specified Reserve Account Floor                     $2,602,500.00
v      Specified Reserve Account Balance                   $2,602,500.00
vi     Reserve Account Release                                      0.00
vii    Reserve Account Draws                               $        0.00
viii   Reserve Account Deposits                            $        0.00
ix     End of Period Reserve Balance                       $2,602,500.00
x      Outstanding Simple Interest Advances                $  537,198.91
-------------------------------------------------------------------------------------------------



-------------------------------------------------------------
D. Servicing

-------------------------------------------------------------
I      Servicing Fee Percentage                        0.50%
ii     Beginning of Period Servicing Shortfall         0.00
iii    End of Period Servicing Shortfall               0.00
-------------------------------------------------------------

M&I Auto Loan Trust 2001-1                                                Page 3
Monthly Servicing Report

Distribution Date               May 20, 2002                                                      Closing Date:  August 30, 2001
Collection Period Begin Date:  April 1, 2002                                        Previous Distribution Date:   April 22, 2002
Collection Period End Date:   April 30, 2002                               Previous Collection Period End Date:   March 31, 2002

------------------------------------------------------------------------------------------------------------------------------
E. Portfolio Characteristics              Initial Balance              Balance as of                    % of Original as of
                                             8/22/2001          3/31/2002          4/30/2002         3/31/2002      4/30/2002
------------------------------------------------------------------------------------------------------------------------------
I    Principal Balance                    $347,000,000.07    $247,926,960.71    $235,714,411.15          71.45%         67.93%
ii   Number of Contracts                           25,198             20,648             20,020          81.94%         79.45%
iii  Weighted Average Coupon (WAC)                   9.01%              9.01%              9.00%
iv   Weighted Average Original Term                 59.70              59.57              59.61
v    Weighted Average Remaining Term                51.23              44.67              43.80
vi   Weighted Average Seasoning                      8.47              14.90              15.80
------------------------------------------------------------------------------------------------------------------------------

M&I Auto Loan Trust 2001-1                                                Page 4
Monthly Servicing Report

Distribution Date               May 20, 2002                                                         Closing Date:  August 30, 2001
Collection Period Begin Date:  April 1, 2002                                           Previous Distribution Date:   April 22, 2002
Collection Period End Date:   April 30, 2002                                  Previous Collection Period End Date:   March 31, 2002

-----------------------------------------------------------------------------------------------------------------------------------
F.1 Portfolio Performance                   # of Contracts      % of # of Contracts       Principal Balance  % of Principal Balance
                                        3/31/2002   4/30/2002  3/31/2002   4/30/2002   3/31/2002   4/30/2002  3/31/2002  4/30/2002
-----------------------------------------------------------------------------------------------------------------------------------
I   30-59 Days Delinquent                   63          51       0.31%       0.25%    787,340.63  667,134.98    0.32%        0.28%
ii  60-89 Days Delinquent                   26          23       0.13%       0.11%    344,185.75  297,276.45    0.14%        0.13%
iii 90-119 Days Delinquent                  12          13       0.06%       0.06%    148,726.88  193,808.68    0.06%        0.08%
iv  120+ Days Delinquent                     6           5       0.03%       0.02%     65,930.73   40,144.95    0.03%        0.02%
v   Repo in Inventory (Charged-Off)          5           2       0.02%       0.01%     80,881.00   37,805.83    0.03%        0.02%
vi  Repo in Inventory (Not Charged-Off)     10          12       0.05%       0.06%    126,653.00  179,121.38    0.05%        0.08%
vii Gross Charge_offs in Period             12          24       0.06%       0.12%    110,125.90  170,896.71    0.04%        0.07%
-----------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
F.2 Ratios                                            Ratio
                                        2/28/2002   3/31/2002   4/30/2002         3 Month Average
-------------------------------------------------------------------------------------------------
I   Net Loss Ratio                        0.71%       0.31%       0.63%                     0.55%
ii  Delinquency Ratio                     0.18%       0.23%       0.23%                     0.21%
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
G. Portfolio Charge-Offs                              Dollar Amount        % of Original Balance
                                                  3/31/2002   4/30/2002   3/31/2002     4/30/2002
-------------------------------------------------------------------------------------------------
I   Gross Charge-Offs in Period                $110,125.90  $170,896.71     0.032%       0.049%
ii  Cumulative Gross Charge-Offs               $429,816.87  $600,713.58     0.124%       0.173%
iii Net Losses in Period                       $ 66,297.96  $127,088.20     0.019%       0.037%
iv  Cumulative Net Losses                      $366,670.38  $493,758.58     0.106%       0.142%
-------------------------------------------------------------------------------------------------

M&I Auto Loan Trust 2001-1                                                Page 5
Monthly Servicing Report

Distribution Date                       May 20, 2002                                    Closing Date:             August 30, 2001
Collection Period Begin Date:          April 1, 2002                      Previous Distribution Date:              April 22, 2002
Collection Period End Date:           April 30, 2002             Previous Collection Period End Date:              March 31, 2002


--------------------------------------------------------------------------------------------------
H. Pool Collections

--------------------------------------------------------------------------------------------------
I.     Borrower Interest Collections                                                 1,871,100.99
ii     Borrower Principal Collections                                               11,977,478.78
iii    Net Liquidation Proceeds                                                         64,174.07
iv     Recoveries                                                                       43,808.51
v.     Simple Interest Advance                                                         537,198.91
vi.    Repurchase Amounts (Interest)                                                            -
vii.   Repurchase Amounts (Principal)                                                           -
viii.  Total Interest Collections                                                    2,408,299.90
ix.    Total Principal Collections                                                $ 12,085,461.36
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
I. Pool Balance Reconciliation

--------------------------------------------------------------------------------------------------
I.     Beginning Pool Balance                                                     $247,926,960.71
ii     Pool Balance Reductions from Principal Collections                         $ 12,041,652.85
iii    Gross Charge-Offs in Period                                                $    170,896.71
iv     Ending Pool Balance                                                        $235,714,411.15
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
J. Total Available

--------------------------------------------------------------------------------------------------
I.     Total Pool Collections                                                     $ 14,493,761.26
ii     Reinvestment Income from Reserve Account                                   $          0.00
            Reserve Account Balance                          $2,602,500.00
            Specified Reserve Account Amount                 $2,602,500.00
                                                             -------------
iii    Reserve Account Release                                                                  -
iv     Reserve Account Draw                                                                  0.00
v      Collected Funds                                                            $ 14,493,761.26
--------------------------------------------------------------------------------------------------

M&I Auto Loan Trust 2001-1                                                Page 6
Monthly Servicing Report

Distribution Date                            May 20, 2002                              Closing Date:        August 30, 2001
Collection Period Begin Date:               April 1, 2002                Previous Distribution Date:         April 22, 2002
Collection Period End Date:                April 30, 2002       Previous Collection Period End Date:         March 31, 2002


------------------------------------------------------------------------------------------------------------------------------------
K. Waterfall                                                  Calculation     Amount Due       Amount Available for    Amount Paid
                                                                 Steps                            Distribution

------------------------------------------------------------------------------------------------------------------------------------
I     Reimbursement of Outstanding Simple Interest Advances  $          0.00   $   589,512.77      14,493,761.26        589,512.77

            Servicing Fee                                         103,302.90
            Previous Servicing Fee Shortfall                            0.00
                                                             ===============
ii    Total Servicing Fee                                    $    103,302.90      $103,302.90      13,904,248.49        103,302.90
iii   Class A Notes Interest Distribution                                          873,281.82      13,800,945.59        873,281.82
            Class A Notes Balance                            $237,516,960.71
            Pool Balance                                     $235,714,411.15
                                                             ===============
iv    Priority Principal Distribution                        $  1,802,549.56     1,802,549.56      12,927,663.77      1,802,549.56
v     Class B Notes Interest Distribution                              $0.00        51,009.00      11,125,114.21         51,009.00
vi    Reserve Fund Deposit                                             $0.00            $0.00      11,074,105.21                 -
            a) Previous Class A-1 Notes                                $0.00            $0.00                  -                 -
            b) Previous Note Balance - Pool Balance          $ 12,212,549.56            $0.00                  -                 -
      X.)   MAX of a) and b)                                 $ 12,212,549.56            $0.00                  -                 -
      Y.)   Priority Principal Distribution Amount           $  1,802,549.56            $0.00                  -                 -
                                                             ===============
vii   Regular Principal Distribution                         $ 10,410,000.00    10,410,000.00      11,074,105.21     10,410,000.00
viii  Release to Seller                                                            664,105.21         664,105.21        664,105.21
------------------------------------------------------------------------------------------------------------------------------------

M&I Auto Loan Trust 2001-1                                                Page 7
Monthly Servicing Report

Distribution Date                          May 20, 2002                               Closing Date:                August 30, 2001
Collection Period Begin Date:             April 1, 2002                 Previous Distribution Date:                 April 22, 2002
Collection Period End Date:              April 30, 2002        Previous Collection Period End Date:                 March 31, 2002


------------------------------------------------------------------------------------------------------------------------------------
L. Bond Interest Distributions               Coupon      Number of Days    Current Interest       Previous Interest Shortfall
                                                         in Pay Period

------------------------------------------------------------------------------------------------------------------------------------
   Total Class A Notes                                                          $873,281.82                           0.00
   Class A-1 Notes                              3.510%          28              $      0.00                           0.00
   Class A-2 Notes                              3.890%          30              $236,404.90                           0.00
   Class A-3 Notes                              4.490%          30              $419,066.67                           0.00
   Class A-4 Notes                              4.970%          30              $217,810.25                           0.00
   Class B Notes                                5.880%          30              $ 51,009.00                           0.00
------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
L. Bond Interest Distributions                   Accrued         Total Bond            Total Bond    Interest Shortfall
                                               Interest on      Interest Due         Interest Paid
                                                 Interest
----------------------------------------------------------------------------------------------------------------------------
   Total Class A Notes                                 0.00      873,281.82            873,281.82                 0.00
   Class A-1 Notes                                     0.00            0.00                     -                 0.00
   Class A-2 Notes                                     0.00      236,404.90            236,404.90                 0.00
   Class A-3 Notes                                     0.00      419,066.67            419,066.67                 0.00
   Class A-4 Notes                                     0.00      217,810.25            217,810.25                 0.00
   Class B Notes                                       0.00       51,009.00             51,009.00                 0.00
---------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
M. Bond Principal Distributions

----------------------------------------------------------------------------------------------
   Priority Principal Distribution                                             1,802,549.56
   Regular Principal Distribution                                             10,410,000.00
                                                                             ==============
   Total Principal Distribution                                               12,212,549.56
                                                                                          0
   Class A-1 Notes Principal Distribution                                              0.00
   Class A-2 Notes Principal Distribution                                     12,212,549.56
   Class A-3 Notes Principal Distribution                                              0.00
   Class A-4 Notes Principal Distribution                                              0.00
   Class B Notes Principal Distribution                                                0.00
----------------------------------------------------------------------------------------------